EXHIBIT 32.1


Certification of Chief Executive Officer and Chief Financial Officer Pursuant to Rule 13a-14(b), 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the filing by Greenbriar Corporation (the "Company") of the Quarterly Report on Form 10-Q for the period ending March 31, 2004 (the "Report"), I, Gene S. Bertcher, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) and15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of Company.



                                  /S/   Gene S. Bertcher
                                 ------------------------------
                                        Chief Executive Officer
                                        Chief Financial Officer
                                        May 15, 2004